ABERDEEN FUNDS

Aberdeen Global Unconstrained Fixed Income Fund (formerly, Aberdeen Global Fixed Income Fund)

Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Asia-Pacific Smaller Companies Fund

Aberdeen Ultra-Short Duration Bond Fund

Aberdeen European Equity Fund

Aberdeen Latin American Equity Fund

Aberdeen Emerging Markets Fund

(each a “Fund” and collectively the “Funds”)

Supplement to each Fund’s Prospectus and Statement of Additional Information, each dated February 29, 2016, as amended and restated on March 9, 2016 and supplemented to date

(the “March 2016 Prospectus and SAI”)

Effective August 15, 2016, the Aberdeen Global Fixed Income Fund changed its name to the Aberdeen Global Unconstrained Fixed Income Fund and changed it investment objective and principal investment strategies as set forth in a separate prospectus and statement of additional information dated August 15, 2016 (the “August 2016 Prospectus and SAI”).  The Aberdeen Global Unconstrained Fixed Income Fund is currently offered pursuant to the August 2016 Prospectus and SAI.  All references to, and information with respect to, the Aberdeen Global Fixed Income Fund are hereby deleted from the March 2016 Prospectus and SAI.

The reorganization of the Aberdeen Emerging Markets Debt Local Currency Fund into the Aberdeen Emerging Markets Debt Fund closed on August 15, 2016. Accordingly, all references to, and information with respect to, the Aberdeen Emerging Markets Debt Local Currency Fund are hereby deleted from the March 2016 Prospectus and SAI.

Also, on August 15, 2016, each of the Aberdeen Asia-Pacific Smaller Companies Fund, Aberdeen Ultra-Short Duration Bond Fund, Aberdeen European Equity Fund and Aberdeen Latin American Equity Fund (each a “Liquidated Fund”) was liquidated. Accordingly, all references to, and information with respect to, each Liquidated Fund are hereby deleted from the March 2016 Prospectus and SAI.

With respect to the Aberdeen Emerging Markets Fund, effective August 16, 2016, the following replaces the section entitled “Investing with Aberdeen Funds - Share Classes - Fund Closure” on page 197 of the March 2016 Prospectus and the section entitled “ADDITIONAL INFORMATION ON PURCHASES AND SALES - Fund Closure” beginning on page 152 of the March 2016 SAI:

Fund Closure

In order to protect the integrity of the investment process that is used to manage the Aberdeen Emerging Markets Fund, effective February 22, 2013 (the “Closing Date”), the Fund no longer accepts purchase orders from new investors or exchanges from other Funds of the Trust into the Fund by new investors, except as described below. The following categories of persons described below will be able to invest in the Fund:

•      Existing shareholders, as of the Closing Date, are permitted to make new investments into the Fund directly.

•      Existing shareholders, as of the Closing Date, are permitted to continue to purchase Fund shares through the Automatic Investment Plan and through dividend and capital gain reinvestments.

•      Existing shareholders, as of the Closing Date, are permitted to transfer assets from one existing account to another account within the Fund, regardless of whether such account is under a different registration or holds shares of the Fund as of the Closing Date. Such shareholders are permitted to make new investments into such account.

•      Existing shareholders, as of the Closing Date, are permitted to exchange shares within an existing account from one share class to another share class of the Fund, subject to any investment minimum or eligibility requirements detailed in the Fund’s prospectus. Such shareholders are permitted to make new investments into such account.

•      401(k) plans and other qualified employee benefit plans,  each with existing accounts in the Fund as of the Closing Date, are permitted to purchase additional shares in the Fund.

•      Accounts funded by firm-wide model based investment programs where the firm has discretion over the assets.

•      Financial intermediaries trading in an omnibus structure that currently have accounts in the Fund or that convert fully disclosed accounts to an omnibus structure are permitted to purchase additional shares in the Fund on behalf of existing or new clients or customers.

Existing shareholders, as of the Closing Date, who later sell all of their shares of the Fund will not be permitted to establish new accounts or reinvest in the Fund. In addition, the Fund reserves the right to accept purchases from institutions that notified the Fund’s adviser or distributor of their intent to invest in the Fund prior to the Closing Date, regardless of whether such institutions held shares of the Fund as of the Closing Date. The Fund’s Board, and officers and employees of the Fund’s adviser and its affiliates, are not permitted to purchase additional shares in the Fund after the Closing Date unless such investment is through a permitted channel (i.e., 401(k) plan). The Fund reserves the right to accept purchases from the Funds-of-Funds, regardless of whether such funds held shares of the Fund as of the Closing Date. The Fund reserves the right to accept investments transferred from other Aberdeen emerging markets vehicles at its discretion. The Fund will continue to limit inflows to the Fund until otherwise notified.

Please retain this Supplement for future reference.

This Supplement is dated August 16, 2016.